UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06330

Morgan Stanley Limited Duration U.S. Government Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York             10036

    (Address of principal executive offices)            (Zip code)

Arthur Lev

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 201-830-8894

Date of fiscal year end: May 31, 2013

Date of reporting period: August 31, 2012

Item 1. Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE		VALUE
	Agency Adjustable Rate Mortgages (4.9%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$1,002		2.339	%06/01/38		$1,072,703
890		2.375	08/01/35		952,372
1,185		2.427	01/01/36		1,263,226
1,772		2.57	03/01/37		1,888,184
1,381		2.756	09/01/35		1,483,498
	Federal National Mortgage Association,
	Conventional Pools:
943		2.323	05/01/35		1,005,313
759		2.61	09/01/37		809,634
1,106		3.455	05/01/39		1,189,652
757		4.66	07/01/39		815,445

	Total Agency Adjustable Rate Mortgages (Cost $10,383,686)				10,480,027

	Agency Bonds - Banking (FDIC Guaranteed) (17.4%)
13,745	Ally Financial, Inc.	2.20	12/19/12		13,827,443
4,250	Citibank NA (a)	1.75	12/28/12		4,270,969
4,100	Citigroup Funding, Inc. (a)	2.25	12/10/12		4,123,850
1,400	General Electric Capital Corp.	2.125	12/21/12		1,408,155
6,470	General Electric Capital Corp., Series G	2.625	12/28/12		6,521,074
5,900	JPMorgan Chase & Co.	2.125	12/26/12		5,936,692
880	NCUA Guaranteed Notes, Series A2	1.40	06/12/15		898,744

	Total Agency Bonds - Banking (FDIC Guaranteed) (Cost $37,082,619)				36,986,927

	Agency Bond - Consumer Discretionary (U.S. Government Guaranteed) (0.5%)
944	Safina Ltd. (Cost $944,000)	2.00	12/30/23		959,944

	Agency Bond - Finance (U.S. Government Guaranteed) (3.3%)
7,100	US Central Federal Credit Union (Cost $7,225,546)	1.90	10/19/12		7,115,258

	Agency Fixed Rate Mortgages (27.8%)
	Federal Home Loan Mortgage Corporation,
	Gold Pools:
390		3.50	08/01/42		414,041
1,797		4.00	11/01/41		1,926,151
2,555		4.50	12/01/24		2,747,379
90		7.50	05/01/35		110,222
46		8.00	08/01/32		56,745
49		8.50	08/01/31		62,171
	September TBA:
4,000		3.00	09/25/27	(b)	4,204,375
3,610		3.50	09/25/42	(b)	3,820,396
	Federal National Mortgage Association,
	Conventional Pools:
9,101		4.00	06/01/24–12/01/41		9,762,298
5,212		4.50	06/01/24–11/01/40		5,650,979
8,993		5.00	12/01/23–01/01/41		9,918,395
4,590		5.50	05/01/35–05/01/41		5,079,826
1,256		6.00	02/01/37		1,400,111
758		6.50	12/01/36		863,498
794		7.00	04/01/32–03/01/37		939,651
115		7.50	08/01/37		141,747
209		8.00	04/01/33		260,010
87		8.50	10/01/32		109,617

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2012 (unaudited) continued

	Government National Mortgage Association,
	September TBA:
$6,000		3.50%		09/25/42	(b)	$6,487,501
3,185		4.00		09/25/42	(b)	3,494,045
	Various Pools:
538		6.00		11/15/38		605,900
619		7.50		11/15/32		736,901
410		8.50		07/15/30		480,727

	Total Agency Fixed Rate Mortgages (Cost $57,990,218)					59,272,686

	Collateralized Mortgage Obligations - Agency Collateral Series (4.7%)
	Federal Home Loan Mortgage Corporation
875		1.437		01/25/19		895,381
367		1.560		10/25/18		376,456
849		1.615		09/25/18		872,977
1,600		1.655		11/25/16		1,656,437
1,691		1.691		06/25/18		1,741,951
1,026		1.776		04/25/18		1,058,608
808		1.781		10/25/20		837,820
380		1.873		01/25/18		392,837
881		2.061		10/25/20		923,750
698		2.257		10/25/20		737,824
2,376	Government National Mortgage Association, IO REMIC	6.562	(c)	08/16/36		524,698

	Total Collateralized Mortgage Obligations - Agency Collateral Series
	(Cost $9,565,373)					10,018,739

	Sovereign (0.4%)
885	Tunisia Government AID Bonds (Cost $885,000)	1.686		07/16/19		887,210

	U.S. Agency Securities (1.2%)
450	Federal Home Loan Mortgage Corporation	5.50		08/23/17		553,837
1,500	Federal National Mortgage Association	1.25		09/28/16		1,543,843
490	Private Export Funding Corp.	1.375		02/15/17		502,567

	Total U.S. Agency Securities (Cost $2,537,586)					2,600,247

	U.S. Treasury Securities (38.2%)
	U.S. Treasury Notes
3,300		0.25		11/30/13		3,302,449
14,000		0.50		10/15/14		14,078,750
9,700		1.75		03/31/14		9,933,411
14,000		1.875		04/30/14–06/30/15		14,575,550
14,081		2.125		11/30/14		14,672,838
21,450		2.25		05/31/14–01/31/15		22,350,702
2,200		3.125		04/30/17		2,460,735

	Total U.S. Treasury Securities (Cost $81,385,536)					81,374,435

	Short-Term Investments (9.3%)
	U.S. Treasury Securities (5.1%)
	U.S. Treasury Bills
2,100	(d)	0.097		12/13/12		2,099,446
8,465	(d)	0.124		01/24/13		8,461,411
240	(d)(e)	0.129		02/21/13		239,864

	Total U.S. Treasury Securities (Cost $10,800,120)					10,800,721

NUMBER OF SHARES (000)
	Investment Company (4.2%)
8,933	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (Cost $8,932,861) (f)					8,932,861

	Total Short-Term Investments (Cost $19,732,981)					19,733,582

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2012 (unaudited) continued

Total Investments (Cost $227,732,545) (g)(h)	107.7%	$229,429,055
Liabilities in Excess of Other Assets	(7.7)	(16,452,280)

Net Assets	100.0%	$212,976,775

FDIC	Federal Deposit Insurance Corporation.
IO	Interest Only.
REMIC	Real Estate Mortgage Investment Conduit.
TBA	To Be Announced.
(a)	For the three months ended August 31, 2012, there were no transactions in Citigroup Inc., Agency Bonds - Banking, and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under the Investment Company Act of 1940.
(b)	Security is subject to delayed delivery.
(c)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on August 31, 2012.
(d)	Rate shown is the yield to maturity at August 31, 2012.
(e)	All or a portion of this security has been physically segregated in connection with open futures contracts.
(f)	The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Funds with respect to assets invested by the Fund in the Liquidity Funds.
(g)	Securities are available for collateral in connection with securities purchased on a forward commitment basis and open futures contracts.
(h)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2012 (unaudited) continued

Futures Contracts Open at August 31, 2012:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
5	Short	U.S. Treasury Bonds 30 year, December 2012	$(757,031)	$(6,797)
20	Short	U.S. Treasury Notes 10 year, December 2012	(2,674,375)	(19,061)
80	Short	U.S. Treasury Notes 5 year, December 2012	(9,973,125)	(40,625)
252	Short	U.S. Treasury Notes 2 year, December 2012	(55,585,688)	(47,250)

		Total Unrealized Depreciation		$(113,733)

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Portfolio of Investments ¡ August 31, 2012 (unaudited)

Valuation of Investments - (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Trustees (the “Trustees”). The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security’s fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets: Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$10,480,027	$—	$10,480,027
Agency Bonds—Banking (FDIC Guaranteed)	—	36,986,927	—	36,986,927
Agency Bond—Consumer Discretionary (U.S. Government Guaranteed)	—	959,944	—	959,944
Agency Bond—Finance (U.S. Government Guaranteed)	—	7,115,258	—	7,115,258
Agency Fixed Rate Mortgages	—	59,272,686	—	59,272,686
Collateralized Mortgage Obligations—Agency Collateral Series	—	10,018,739	—	10,018,739
Sovereign	—	887,210	—	887,210
U.S. Agency Securities	—	2,600,247	—	2,600,247
U.S. Treasury Securities	—	81,374,435	—	81,374,435
Total Fixed Income Securities	—	209,695,473	—	209,695,473
Short-Term Investments
U.S. Treasury Securities	—	10,800,721	—	10,800,721
Investment Company	8,932,861	—	—	8,932,861
Total Short-Term Investments	8,932,861	10,800,721	—	19,733,582
Total Assets	8,932,861	220,496,194	—	229,429,055
Liabilities:
Futures Contracts	(113,733)	—	—	(113,733)
Total	$8,819,128	$220,496,194	$—	$229,315,322

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2012, the Fund did not have any investments transfer between investment levels.

Item 2. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Limited Duration U.S. Government Trust

/s/ Arthur Lev

Arthur Lev

Principal Executive Officer

October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev

Arthur Lev

Principal Executive Officer

October 23, 2012

/s/ Francis Smith

Francis Smith

Principal Financial Officer

October 23, 2012